Securities and Exchange Commission
                        Washington, D.C., 20549

                             FORM 8-K/A

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report May 31, 2001
                      ---------------------------

=====================================================================
                            ValCom, Inc.
       (Name of small business issuer specified in its charter)
=====================================================================

      Delaware                0-28416                 58-1700840
      --------              ----------                ----------
(State or other           Commission File           (IRS Employer
jurisdiction of               Number              Identification Number)
incorporation or
organization)

         26030 Avenue Hall - Studio #5, Valencia, California 91355
         -----------------------------------------------------
         (Address of principal executive offices)       (Zip code)

                           (661) 257-8000
                           --------------
                       Issuer's telephone number

=====================================================================

This filing amends the previously filed Form 8-K dated March 19, 2001 of ValCom, Inc. and relates to the acquisition by ValCom of 100% of the shares of Half Day Video, Inc. The required financial statements are being filed by this amendment.

ITEM 7.) FINANCIAL STATEMENTS

         Item 1 Unaudited consolidated financial statements of ValCom, Inc. and Subsidiaries - Consolidation with (unaudited) Half Day Video, Inc. as of
                     March 31, 2001

         Item 2 Unaudited financial statements of Half Day Video, Inc. March 31, 2001

         Item 3 Audited financial statements of Half Day Video, Inc. December 2000 & 1999


                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, ValCom, Inc. has duly caused this statement to by signed on its behalf by the undersigned, thereto duly authorized.


Dated: May 30, 2001                      ValCom, Inc.

                                         By: /s/ Vince Vellardita
                                         ------------------------
                                         Vince Vellardita

                                ITEM 1
                               ---------

                      VALCOM, INC. AND SUBSIDIARIES
                     -------------------------------
                    CONSOLIDATED FINANCIAL STATEMENTS
                    ---------------------------------
              UNAUDITED MARCH 31, 2001 AND DECEMBER 31, 2000
               -------------------------------------------

                           Table Of Contents

                                                             Page
FINANCIAL INFORMATION

   Consolidated Independent Accountants' Review Report        1
   Consolidated Balance Sheet                                 2
   Consolidated Statements of Operations                      3
   Consolidated Statements of Cash Flow                       4
   Consolidated Statements of Stockholders Equity             6
   Notes to Consolidated Financial Statements                 7



               INDEPENDENT ACCOUNTANTS' REVIEW REPORT
                   -------------------------------
We have reviewed the accompanying consolidated balance sheet, statement of operations, and cash flows of ValCom, Inc., and subsidiaries as of March 31, 2001, and for the three-months period then ended. These financial statements are the responsibility of the company's management.

We conducted our review in accordance with standards established by the American Institure of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such as opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be conformity with generally accepted accounting principles.

/s/ Jay J. Shapiro, CPA P.C.
----------------------------
JAY J. SHAPIRO, C.P.A.
a professional corporation

May 18, 2001
Encino, California

Financial Statements

                     VALCOM, INC. AND SUBSIDIARY
                    -----------------------------
                     CONSOLIDATED BALANCE SHEETS
                    -----------------------------

                                                    March 31,      Dec.31,
                                                       2001          2000
                                                      ------        -----
                                                   (Unaudited)     (Audited)
Cash                                             $    18,660    $    52,777
Accounts receivable                                   88,714        116,322
Other receivables                                     52,634         52,634
Prepaid expenses                                      14,366         11,569
Property held for sale                             3,940,000      3,940,000
                                                  ------------  -------------
Total Current Assets                               4,114,374      4,173,302
                                                  ------------  -------------
Fixed Assets - net                                11,875,160     11,750,687
Production costs                                     113,660        110,201
Prepaid loan fees                                     97,711        100,501
Deposits                                              30,000         30,000
Investment in partnership                            113,523           -0-
                                                   --------------------------
Total Assets                                     $16,344,428   $ 16,164,691
                                               ==============  ==============

         See accompanying notes to consolidated financial statements
                                    -2-

                  LIABILITIES AND STOCKHOLDERS' EQUITY
                  ------------------------------------

Current liabilities:
Accrued wages due stockholder                    $  700,000    $     670,000
Advances due stockholder                            236,009          200,508
Loan payable affiliate                                 -0-           150,000
Accrued interest payable                            299,240          325,010
Other current liabilities                           265,470           55,661
Credit line payable                                 243,470          110,000
Notes payable -- current portion                  1,389,000        1,289,586
Accounts payable                                    304,831          298,506
                                                  -----------       ---------
                                                  3,438,020        3,099,271
Notes Payable                                     6,012,346        5,902,919
                                                  -----------     -----------
Total Liabilities                                 9,450,366        9,002,190
                                                 ------------     -----------

Commitments and contingencies

Stockholders' equity:
Preferred stock, par value $0.001; 10,000,000 shares
authorized: 1,543,000 shares issued and
outstanding at March 31, 2001 and December 31,
2000 respectively.                                    1,543            1,543
Common stock, par value $.001; 100,000,000 shares
authorized; 93,331,507 and 90,139,843
shares issued and outstanding
at March 31, 2001 and December 31, 2000
respectively.                                        93,332           90,140

Additional paid in capital                        8,857,206        8,242,899

Retained earnings (deficit)                      (2,058,019)      (1,172,081)
                                                 ------------     -----------
                                                  6,894,062        7,162,501
                                                 ------------     -----------
                                                $16,344,428      $16,164,691
                                                 ============     ===========

        See accompanying notes to consolidated financial statements

                      VALCOM, INC. AND SUBSIDIARIES
                     -------------------------------
                   CONSOLIDATED STATEMENT OF OPERATIONS
                   -------------------------------------
                   FOR THE THREE MONTHS ENDED MARCH 31,
                   ------------------------------------
                               (UNAUDITED)

                                                        March 31,
                                                    2001        2000
                                                   -----        -----
Revenue:
   Rental                                     $ 389,370      $ 380,321
   Production                                   260,000        108,139
   Other                                           -0-           6,833
                                             ------------     ------------
                                              $ 649,370      $ 495,293
Cost and Expenses:
   Production                                   198,172        123,955
   Selling and promotion                         45,202           -0-
   Depreciation                                  46,579         55,831
   Administrative and general                 1,063,979        234,861
                                              -----------     -----------
                                             $1,353,932      $ 414,647
                                              -----------     -----------
Operating income (loss)                      (  704,561)        80,646
Interest expense                             (  181,377)      (144,187)
                                               -----------    -----------
Net Income (loss)                            ( $885,938)      ($63,541)

Basic net income (loss) per share...........  ($  0.01)         ($0.00)
                                              ============     ===========
Weighted number of shares                     91,735,000      89,900,000
                                             -------------     -----------

         See accompanying notes to consolidated financial statements

                       VALCOM, INC. AND SUBSIDIARIES
                  -----------------------------------------
                     CONSOLIDATED STATEMENTS OF CASH FLOW
                     ------------------------------------
                    FOR THE THREE MONTHS ENDED MARCH 31,
                   --------------------------------------
                                 (UNAUDITED)

                                                     2001               2000
                                                     ----               ----

Operating Activities:
Net Income (Loss)                                ($ 885,938)      $ (63,541)
Items Not Requiring Cash:
    Depreciation and amortization                    49,368          55,831
    Stock issued for services                       262,500          52,500

                                                  -------------   ------------
                                                 ($ 574,070)      $  44,790
                                                  -------------   ------------
Changes in:
    Receivables                                      27,608          22,846
    Mortgage escrow holdback                           -0-         (327,900)
    Prepaid expenses                                ( 2,797)           -0-
    Other assets                                       -0-          (36,245)
    Production costs                                ( 3,459)           -0-
    Accounts payable and other accrued expenses     190,364          37,573
    Loans payable                                   133,470            -0-
    Due to stockholder                               65,501         155,000
                                                    -----------    -----------
                                                   $410,687       ($148,726)
                                                    ===========    ===========
Cash Provided (used) by Operations                 (163,383)      ( 103,936)

Investing Activities:
    Acquisition of fixed assets                    (171,052)      (  17,083)
    Investment in partnership                      (113,523)           -0-
                                                   -----------    -----------
    Cash Used by Investing Activities              (284,575)      (  17,083)
                                                   -----------    -----------
Financing Activities:
    Principal amount on notes payable               208,841          41,753
    Withdrawal of capital contributions                           2,000,000
    Issuance of stock                               205,000
                                                   -----------    ------------
    Cash Provided (Used) by Financial Activities    413,841      (1,958,247)
                                                   ------------   ------------
Increase (Decrease) in Cash and Cash Equivalents   ( 34,117)     (2,079,266)
    Cash and cash equivalents, beginning of year     52,777       2,279,432
                                                   ------------   ------------
    Cash and cash equivalents, end of year         $ 18,660      $  200,166
                                                   ============    ============

Supplemental disclosure of cash flow information:
    Interest paid                                  $181,377        $114,187
                                                   ============    ============
    Income taxes paid                              $    800        $  1,600
                                                   ============    ============

           See accompanying notes to consolidated financial statements

                      VALCOM, INC. AND SUBSIDIARY
                 ---------------------------------------
        UNAUDITED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
            -----------------------------------------------
               FOR THE THREE MONTHS ENDED MARCH 31, 2001
                 ---------------------------------------

                                                    Additional
                   Common           Preferred         Paid-in    Accumulated
                  -------          ----------         Capital     Deficit
               Shares   Amount  Shares      Amount  ----------  -----------
              -------  -------  ------     -------
Balance
Jan.1, 2001 90,139,843$90,140   1,543,000  $1,543    $8,101,157  ($1,172,081)
Shares issued
for services 1,500,000  1,500                           261,000  (   218,750)

Shares issued
for debt
retirement     331,664    332                           149,668

Shares issued
for cash       410,000    410                           204,590

Conversion
of preferred

Acquisition of
Half/Day Video 950,000    950                           140,791

Net loss
for the Period                                                    (  667,188)
            --------- -------  ----------- ---------  ---------    ----------
Balance
March
31, 2001   93,331,507 $93,332   1,543,000    $1,543  $8,857,206  ($2,058,019)
            ========== =======  ==========  ========= ========== ===========

         See accompanying notes to consolidated financial statements

                       VALCOM, INC. AND SUBSIDIARIES
                    ----------------------------------------
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                UNAUDITED MARCH 31, 2001 AND DECEMBER 31, 2000

NOTE 1 Summary of Significant Accounting Policies
-------------------------------------------------
Following is a summary of the significant accounting policies followed in the preparation of these financial statements, which policies are in accordance with generally accepted accounting principles:

Organization
------------
ValCom, Inc. (the "Company"), formerly SBI Communication, Inc.
was originally organized in the State of Utah on September 23, 1983, under the corporate name of Alpine Survival Products, Inc. Its name was subsequently changed to Supermin, Inc. on November 20, 1985. On
September 29, 1986, Satellite Bingo, Inc. became the surviving corporate entity in a statutory merger with Supermin, Inc. In connection with the above merger, the former shareholders of Satellite Bingo, Inc. acquired control of the merged entity and changed the corporate name to Satellite Bingo, Inc. Through shareholder approval dated March 10, 1988, the name was changed to name of SBI Communications, Inc. On January 1, 1993, the Company executed a plan of merger that effectively changed the Company's state of domicile from Utah to Delaware.

In October 2000, the Company was issued 75,709,965 shares by SBI for 100% of the shares outstanding in Valencia Entertainment International
LLC ("VEI"), a California limited liability corporation. This acquisition has been accounted for as a reverse acquisition merger with VEI becoming the surviving entity. The corporate name was changed to ValCom, Inc.

Principles of Consolidation
---------------------------
The consolidated financial statements include the accounts of the Company's four wholly-owned subsidiaries of which only SBI Communications, Inc. Alabama and Half Day Video, Inc. has activity during the periods presented. These financial statements include all activities as if the acquisition occurred on January 1, 1999.

                              ValCom, Inc.
                              ------------
                 Notes to Consolidated Financial Statements
               --------------------------------------------
              Unaudited March 31, 2001 And December 31, 2000
                       ---------------------------

Note 1 Summary of Significant Accounting Policies (cont'd)
----------------------------------------------------------

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ form those estimates.

Commitments, Risk And Contingencies
------------------------------------
Financial instruments that potentially subject the Company to concentrations of risk consist of trade receivables principally arising from monthly leases from television producers. Management believes all receivables to be fully collectible. In addition, the Company has a standby letter of credit for $30,000 and a price protection agreement with a shareholder for $20,000.

Cash Equivalents
----------------

The Company maintains cash and cash equivalents (short-term highly liquid investments with original maturity less than three months) with various financial institutions. From time to time, cash balances may exceed Federal Deposit Insurance Corporation insurance limits.

Fair Value of Financial Instruments
-----------------------------------

The carrying value of cash, receivables and accounts payable approximates fair value due to the short maturity of these instruments. The carrying value of short and long-term debt approximates fair value based on discounting the projected cash flows using market rates available for similar instruments. None of the financial instruments are held for trading purposes.

                              ValCom, Inc.
                             --------------
               Notes to Consolidated Financial Statements
              --------------------------------------------
              Unaudited March 31, 2001 And December 31, 2000
                       ---------------------------

Note 1 Summary of Significant Accounting Policies (cont'd)
----------------------------------------------------------

Depreciation
------------
For financial and reporting purposes, the Company follows the policy of providing depreciation an amortization on the straight-line and accelerated and accelerated declining balance methods over the estimated useful lives of the assets, which are as follows:

          Building                          39 years
          Building Improvements             39 years
          Office Furniture and Equipment    5 to 7 years
          Production Equipment              5 to 7 years

Amortization of Prepaid Loan Costs
----------------------------------
For financial reporting purposes, costs are amortized on the straight line method over 10 years, the life of the related loan.

Income Taxes
------------
The Company provides for income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires the use of the asset and liability method and recognizes deferred income taxes for the consequences of "temporary differences" by applying enacted statutory tax rate applicable to future years differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

Related Party Transactions
--------------------------
From time to time, a shareholder of the Company Advances money to the Company for operations. All amounts owed to the shareholders are non-interest bearing ($236,009 at 03/31/01). In addition to advances, the Company accrued salaries payable to the shareholder totaling $30,000 and $30,000 for the quarter ended March 31, 2001 and 2000, respectively. All amounts owed to the shareholders are payable on demand.

                               ValCom, Inc.
                              -------------
                 Notes to Consolidated Financial Statements
                --------------------------------------------
               Unaudited March 31, 2001 And December 31, 2000
                        ----------------------------

Note 1 Summary of Significant Account Policies (cont'd)
-------------------------------------------------------

Stock-Based Compensation
------------------------

As provided for in SFAS #123, the Company elected to apply APBO #25 and related interpretations whereby the fair value of stock given is determined at the grant date.

Impairment of Long-Lived Assets
-------------------------------

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on as estimate of undisclosed future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets is based on the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Revenue Recognition
-------------------

Revenues from licensing of television programming is recorded when the material is available for telecasting by the licensee and when certain other conditions are met. Rental revenue is recognized monthly pursuant to written contracts.

Note 2 Property and Equipment
-----------------------------

Property and equipment consists of the following:

                                               March 31,       December 31,
                                                  2001            2000
                                               ---------       ----------

Land                                        $ 7,392,292       $ 7,392,292
Building                                      4,028,785         4,028,785
Building Improvements                         1,244,431         1,240,070
Office Furniture and equipment                   56,190            39,500
Production equipment                            669,737           519,737
                                            ------------       -----------
                                            $13,391,435       $13,220,384

Less: Accumulated depreciation             ( 1,516,275)      (  1,469,697)
                                           ------------      -------------
Net Book Value                             $11,875,160        $11,750,687
                                           ============      =============

                                    -10-

                        VALCOM, INC AND SUBSIDIARIES
                   ----------------------------------------
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                Unaudited March 31, 2001 And  December 31, 2000
                          ---------------------------

NOTE 3 BUSINESS ACQUSISTION
---------------------------
      In March 2001, the company acquired 100% ownership of Half Day
Video, Inc. ("HDV") a California corporation, for 950,000 shares of ValCom,
Inc. common stock. The net book value of Half Day Video, Inc. has been determined to be the fair market value of the common stock issued and the balance sheet and operations of HDV are consolidated in these financial statements as of 3/31/01.

NOTE 4 INVESTMENT IN PARTNERSHIP
--------------------------------

On March 30, 2001 the Company entered into a partnership with Woody
Fraser Productions to produce various television productions. Under the terms of the agreement the Company will receive, after certain costs reimbursements, 75% of the net profits of the venture. This investment is beingg accounted for using the equity method. As of March 31, 2001 the Company has invested
$113,523 in the partnership and the partnership has on earnings to date.


NOTE 5 SUBSEQUENT EVENT
-----------------------

a) The Company has listed the Piedmont Property of sale at an asking price of $4,900,000. The net book value at 12/31/2000 as included in Note
#2 is #3.9 million. Management intends on using proceeds to satisfy current obligations of approximately $2.5 million. Such obligations are also subject to negotiation.

b)     The Company has a letter of intent from as investment firm to raise
$10,000,000 subject to certain conditions including a successful $1,000,000 private placement.

                                    -11-
-----------------------------------------------------------------------------

                                ITEM 2
                               --------

                          HALF DAY VIDEO, INC.
                          --------------------
                          FINANCIAL STATEMENTS
                          --------------------
                           MARCH 31, 2001
                          --------------------
Contents of Report
------------------
Page 2               Independent Accountants' Review Report
Page 3               Balance Sheet
Page 4               Statement of Income and Retained Earning
Page 5               Statement of Cash  Flows
Page 6               Notes to Financial Statements


                                    -1-

FINANCIAL INFORMATION

                   INDEPENDENT ACCOUNTANTS' REVIEW REPORT
                      -------------------------------
We have reviewed the accompanying balance sheet, as of March 31, 2001 and the related statement of operations and retained earnings and cash flows for the three months ended March 31, 2001 and 2000. These financial statements are the responsibility of the company's management.

We conducted our review in accordance with standards established by the American Institure of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be conformity with generally accepted accounting principles.

/s/ Jay J. Shapiro, CPA P.C.
----------------------------
JAY J. SHAPIRO, C.P.A.
a professional corporation


May 30, 2001
Encino, California
                                    -2-

Financial Statements
                        HALF DAY VIDEO, INC.
                    -----------------------------
                          BALANCE SHEET
                    -----------------------------

                                                    March 31,
                                                       2001
                                                      ------
                                                   (Unaudited)
Cash                                             $     7,616
Accounts receivable                                   46,532
                                                  ------------
Total Current Assets                                  54,148
                                                  ------------
Fixed Assets - net                                    57,767
Due from shareholder                                  50,000
                                                --------------
Total Assets                                      $  161,915
                                               ===============

                  LIABILITIES AND STOCKHOLDERS' EQUITY
                  ------------------------------------

Current liabilities:
Account payable                                      13,200
Other current liabilities                            12,195
                                                  -----------
Total Liabilities                                    25,395
                                                 ------------

Commitments and contingencies

Stockholder's equity:
Common stock, no par value; 1,000 shares
authorized; issued and outstanding
at March 31, 2001.                                        1

Retained Earnings                                   136,519
                                                 ------------
                                                    136,520
                                                 ------------
                                                 $  161,915
                                                 ============
                     See accountants' review report

                                    -3-

                          HALF DAY VIDEO, INC.
                     -------------------------------
              STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                   -------------------------------------
                   FOR THE THREE MONTHS ENDED MARCH 31,
                   ------------------------------------
                               (UNAUDITED)


                                                      March 31,
                                                 2001          2000
                                                -----          -----
Revenue:
   Production                                 $ 254,567      $ 133,140
                                             ------------     ------------
Cost and Expenses:
   Production                                   146,763        48,066
   Depreciation                                  11,539        18,727
   Administrative and general                   100,905        89,927
                                              -----------     -----------
                                                259,207        155,720
                                              -----------     -----------
Operating income (loss)                      (    4,640)      ( 22,580)
Interest expense                             (      581)      (  1,432)
                                               -----------    -----------
Net income (loss)                            ( $  5,221)      ($24,012)

Retained earnings, beginning                    141,470        171,480
                                             -------------   -----------
Ratained earnings, ending                    $  136,519     $  152,468
                                             =============   ===========


                     See accountants' review report

                                    -4-

                            HALF DAY VIDEO, INC.
                  -----------------------------------------
                         STATEMENTS OF CASH FLOWS
                     ------------------------------------
                     FOR THE THREE MONTHS ENDED MARCH 31,
                   --------------------------------------
                                 (UNAUDITED)

                                                     2001               2000
                                                     ----               ----


Operating Activities:
Net Income (Loss)                                ($   5,221)      $ (24,012)
Items Not Requiring Cash:
    Depreciation and amortization                    11,539          18,727

                                                  -------------   ------------
                                                      6,318        (  5,285)
                                                  -------------   ------------
Changes in:
    Receivables                                    (  4,665)       ( 12,250)
    Accounts payable and other accrued expenses      10,973          14,529
    Due to/from stockholder                        ( 50,000)          5,000
                                                  -------------    -----------
                                                   ( 43,692)          7,279
                                                  -------------    -----------

Increase (Decrease) in cash and cash equivalents   ( 37,374)          1,994
    Cash and cash equivalents, beginning of period   44,990         $ 2,738
                                                   ------------   ------------
    Cash and cash equivalents, end of period       $  7,616         $ 4,732
                                                   ============    ============

Supplemental disclosure of cash flow information:
    Interest paid                                  $   -0-          $ 1,432
                                                   ============    ============
    Income taxes paid                              $   -0-          $   800
                                                   ============    ============


                      See accountants' review report

                                    -5-

                           HALF DAY VIDEO, INC.
                    ----------------------------------------
                       NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                         UNAUDITED MARCH 31, 2001

NOTE 1 Summary of Significant Accounting Policies
-------------------------------------------------
Following is a summary of the significant accounting policies followed in the preparation of these financial statements, which policies are in accordance with generally accepted accounting principles:

Organization
------------
Half Day Video, Inc. (the "Company"), was organized in the State of California on August 8, 1988.

In March 2001, ValCom, Inc. acquired 100% of the outstanding common stock of the Company.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ form those estimates.

Commitments, Risk And Contingencies
------------------------------------
Financial instruments that potentially subject the Company to concentrations of risk consist of trade receivables principally arising from production services and equipment rental. Management believes all receivables to be fully collectible.

Cash Equivalents
----------------

The Company maintains cash and cash equivalents (short-term highly liquid investments with original maturity less than three months) with various financial institutions. From time to time, cash balances may exceed
Federal Deposit Insurance Corporation insurance limits.

Fair Value of Financial Instruments
-----------------------------------

The carrying value of cash, receivables and accounts payable approximates fair value due to the short maturity of these instruments. The carrying value of short and long-term debt approximates fair value based on discounting the projected cash flows using market rates available for similar instruments. None of the financial instruments are held for trading purposes.

                                  -6-

                          Half Day Video, Inc.
                             --------------
                     Notes to Financial Statements
              --------------------------------------------
                        Unaudited March 31, 2001
                       ---------------------------

Note 1 Summary of Significant Accounting Policies (cont'd)
----------------------------------------------------------

Depreciation
------------
For financial and reporting purposes, the Company follows the policy of providing depreciation an amortization on the straight-line and accelerated and accelerated declining balance methods over the estimated useful lives of the assets, which are as follows:

          Office Furniture and Equipment    5 to 7 years
          Production Equipment              5 to 7 years

Income Taxes
------------
The Company provides for income taxes in accordance with Statement of
Financial Accounting Standards No. 109, which requires the use of the asset and liability method and recognizes deferred income taxes for the consequences of "temporary differences" by applying enacted statutory tax rate applicable to future years differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

Related Party Transactions
--------------------------
From time to time, the former shareholder of the Company advanced money to the Company for operations. All amounts owed to this shareholders are non-interest bearing. The Company leases on a month to month basis its facilities from this shareholder. At March 31, 2001, this stockholder owed the Company $50,000 and said receivable is payable on demand.

                                   -7-

                         Half Day Video, Inc.
                              -------------
                      Notes to Financial Statements
                --------------------------------------------
                         Unaudited March 31, 2001
                        ----------------------------

Note 1 Summary of Significant Account Policies (cont'd)
-------------------------------------------------------

Impairment of Long-Lived Assets
-------------------------------

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on as estimate of undisclosed future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets is based on the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Revenue Recognition
-------------------

Revenues for equimpment rented of production services provided are reconded immediately following the rental period or time the services were rendered.

Note 2 Property and Equipment
-----------------------------

Property and equipment consists of the following:

                                               March 31,
                                                  2001
                                               ---------

Production equipment                            519,737

Less: Accumulated depreciation                 (461,970)
                                           ------------
Net Book Value                                $  57,767
                                           ============

NOTE 3 BUSINESS ACQUSISTION
---------------------------
      In March 2001, the Company was acquired 100% by ValCom, Inc., a
Delaware Corporation. The acquisition was accounted for as a pooling of interests and ValCom issued 950,000 shares of common stock for 1,000 shares of the Company.

                                    -8-
----------------------------------------------------------------------------


                                ITEM 3
                               ---------

                           HALF DAY VIDEO, INC
                          ---------------------
                      AUDITED FINANCIAL STATEMENTS
                          --------------------
                       DECEMBER 31, 2000 AND 1999
                          --------------------

                         Financial Statements
                         --------------------

The audited consolidated balance sheet of the Company for its years ended
December 31, 2000 and audited 1999 and the related statements of operations, stockholder's equity and cash flows are submitted herewith.
                          CONTENTS OF REPORT
-------------------------------------------------------------------------------
Independent Accountants Report                       2
Balance Sheet                                        3
Statements of Operations and Retained Earnings       4
Statements of Cash Flow                              5
Notes to Financial Statements                        7
                                   -1-

To the Board of Directors
Half Day Video, Inc.:

We have audited the accompanying balance sheet of Half Day Video, Inc. (the "Company") as of December 31, 2000 and 1999, and the related statements of operations and retained earnings and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the years then ended in conformity with generally accepted accounting principles.

/s/JAY J. SHAPIRO, C.P.A.
a professional corporation

Encino, California
May 30, 2001

                                    -2-

Financial Statements
                        HALF DAY VIDEO, INC.
                    -----------------------------
                      AUDITED BALANCE SHEETS
                    -----------------------------
                        AS OF DECEMBER 31,


                                                          December 31,
                                                       2000       1999
                                                      ------     ------

Cash                                             $    44,990  $  2,738
Accounts receivable                                   41,867    40,715
                                                  ------------ ---------
Total current assets                                  86,857    43,453
                                                  ------------ ---------
Fixed assets - net                                    69,306   144,210
                                                -------------- ---------
Total assets                                      $  156,163  $187,663
                                               =========================


                  LIABILITIES AND STOCKHOLDERS' EQUITY
                  ------------------------------------

Current liabilities:
Account payable                                   $  13,200  $  13,200
Other current liabilities                             1,222      3,682
                                                  ----------- ---------
Total Liabilities                                    14,422     16,882
                                                  ----------- ---------

Commitments and contingencies

Stockholders' equity:
Common stock, no par value; 1,000 shares
authorized; issued and outstanding
at December 31, 2000 and 1999.                           1           1

Retained earnings                                  141,740     170,780
                                                 ------------ ---------
                                                   141,741     170,781
                                                 ------------ ---------
                                                $  156,163     187,663
                                                 ============ =========

           See accompanying notes to financial statements

                                    -3-

                          HALF DAY VIDEO, INC.
                     -------------------------------
             STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                   -------------------------------------
                   FOR THE YEARS ENDED DECEMBER 31,
                   ------------------------------------
                               (AUDITED)


                                                      December 31,
                                                    2000        1999
                                                   -----        -----
Revenue:
   Production                                 $ 607,004      $ 484,201
                                             ------------     ------------
Cost and Expenses:
   Production                                   170,758         91,033
   Depreciation                                  74,904         74,905
   Administrative and general                   388,950        345,419
                                              -----------     -----------
                                             $  634,612      $ 511,357
                                              -----------     -----------
Operating income (loss)                      (   27,608)      ( 27,156)
Interest Expense                             (    1,432)          -0-
                                               -----------    -----------
Net Income (loss)                            ( $ 29,040)      ($27,156)

Retained earnings, beginning                    170,780        197,937
                                             -------------   -----------
Ratained earnings, ending                     $ 141,740      $ 170,780
                                             =============   ===========

         See accompanying notes to financial statements

                                    -4-

                            HALF DAY VIDEO, INC.
                  -----------------------------------------
                         STATEMENTS OF CASH FLOWS
                     ------------------------------------
                          YEAR ENDED DECEMBER 31,
                   --------------------------------------
                                 (AUDITED)

                                                     2000               1999
                                                     ----               ----

Operating Activities:
Net Income (Loss)                                ($  29,040)      $ (27,156)
Items Not Requiring Cash:
    Depreciation and amortization                    74,904          74,905

                                                  -------------   ------------
                                                  $  45,864       $  47,749
                                                  -------------   ------------
Changes in:
    Receivables                                   (   1,152)         21,420
    Accounts payable and other accrued expenses   (   2,460)      (  17,934)
    Due from stockholder                                -0-       (  18,649)
    Note payable                                        -0-       (  34,862)
                                                   -----------    -----------
                                                  ($  3,612)       ($ 50,025)
                                                   ===========    ===========

Increase (Decrease) in Cash and Cash Equivalents     42,252       (   2,276)
    Cash and cash equivalents, beginning of period    2,738        $  5,014
                                                   ------------   ------------
    Cash and cash equivalents, end of year         $ 44,990        $  2,738
                                                   ============    ============

Supplemental disclosure of cash flow information:
    Interest paid                                  $   -0-           $ 1,432
                                                   ============    ============
    Income taxes paid                              $   -0-               800
                                                   ============    ============

           See accompanying notes to financial statements

                                    -5-

                           HALF DAY VIDEO, INC.
                    ----------------------------------------
                    NOTES TO AUDITED FINANCIAL STATEMENTS
                   ------------------------------------------
                         DECEMBER 31, 2000 AND 1999

NOTE 1 Summary of Significant Accounting Policies
-------------------------------------------------
Following is a summary of the significant accounting policies followed in the preparation of these financial statements, which policies are in accordance with generally accepted accounting principles:

Organization
------------
Half Day Video, Inc. (the "Company"), was organized in the State of California on August 8, 1988. The Company provides production equipment and services to the entertainment industry.

In March 2001, ValCom, Inc. acquired 100% of the outstanding common stock of the Company.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ form those estimates.

Commitments, Risk And Contingencies
------------------------------------
Financial instruments that potentially subject the Company to concentrations of risk consist of trade receivables principally arising from production services and equipment rental. Management believes all receivables to be fully collectible.

Cash Equivalents
----------------

The Company maintains cash and cash equivalents (short-term highly liquid investments with original maturity less than three months) with various financial institutions. From time to time, cash balances may exceed
Federal Deposit Insurance Corporation insurance limits.

Fair Value of Financial Instruments
-----------------------------------

The carrying value of cash, receivables and accounts payable approximates fair value due to the short maturity of these instruments. The carrying value of short and long-term debt approximates fair value based on discounting the projected cash flows using market rates available for similar instruments. None of the financial instruments are held for trading purposes.

                                   -6-

                          Half Day Video, Inc.
                             --------------
                Notes to Audited Financial Statements
              --------------------------------------------
                     December 31, 2000 & 1999
                       ---------------------------

Note 1 Summary of Significant Accounting Policies (cont'd)
----------------------------------------------------------

Depreciation
------------
For financial and reporting purposes, the Company follows the policy of providing depreciation an amortization on the straight-line and accelerated and accelerated declining balance methods over the estimated useful lives of the assets, which are as follows:

          Office Furniture and Equipment    5 to 7 years
          Production Equipment              5 to 7 years

Income Taxes
------------
The Company provides for income taxes in accordance with Statement of
Financial Accounting Standards No. 109, which requires the use of the asset and liability method and recognizes deferred income taxes for the consequences of "temporary differences" by applying enacted statutory tax rate applicable to future years differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

Related Party Transactions
--------------------------
From time to time, the former shareholder of the Company advanced money to the Company for operations. All amounts owed this shareholder are non-interest bearing. The Company leases on a month to month basis its facilities from this shareholder. Rent expense was $ 27,000 om 1999 and
$37,800 in 2000.

                                 -7-

                         Half Day Video, Inc.
                           -------------
                  Notes to Audited Financial Statements
                --------------------------------------------
                      December 31, 2000 And 1999
                     ----------------------------

Note 1 Summary of Significant Account Policies (cont'd)
-------------------------------------------------------

Impairment of Long-Lived Assets
-------------------------------

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on as estimate of undisclosed future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets is based on the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Revenue Recognition
-------------------

Revenues for equipment rented or production serives performed are recorded immediately following the rental period or period when services are rendered.

Note 2 Property and Equipment
-----------------------------

Property and equipment consists of the following:


                                            December 31,     December 31,
                                                2000           1999
                                             ---------        ---------

Production equipment                         $  519,737     $  519,737

Less: Accumulated depreciation               (  450,431)    (  375,527)
                                            ------------   ------------
Net Book Value                                $  69,306     $  144,210
                                            ============   ============

NOTE 3 BUSINESS ACQUSISTION
---------------------------
      In March 2001, the Company was acquired 100% by ValCom, Inc., a
Delaware Corporation. The transaction was accounted for as a pooling of interests and ValCom issued 950,000 shares of common stock for 1,000 shares of the Company's stock. ValCom, Inc. has provided certain "price protection"
to the sole shareholder of the Company and has a one year option to buy the Company's real estate owned by the shareholder for $600,000.









                                   -8-










